UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2016

Independence Contract Drilling, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
11601 North Galayda Street
Houston, Texas 77086
(Address of principal executive offices)
(281) 598-1230
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Operational Update

Members of senior management of Independence Contract Drilling, Inc. (the "Company") will participate in an investor conference on August 16, 2016, at which they will provide the following operational update:

•	Since the Company's most recent conference call, the Company has signed an additional drilling contract for reactivation of an idle rig onto a five-well pad, with mobilization beginning during 3Q'16.

•	The Company currently expects to begin 4Q'16 with ten rigs earning revenue:

◦	three rigs earning operating revenue under legacy term contracts

◦	one rig earning standby revenue under a legacy term contract

◦	two rigs earning operating revenue on recently signed six-month term contracts

◦	four additional rigs earning operating revenue

The information provided in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: August 15, 2016	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
Executive Vice President and Chief Financial Officer